UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06196 and 811-21298

Name of Fund: BIF Treasury Fund and Master Treasury LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Treasury Fund and Master Treasury LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2014

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BIF Government Securities Fund

BIF Treasury Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended September 30, 2013

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended September 30, 2013. In late May, the FOMC made statements suggesting a possible reduction in the size of its monthly asset purchases from the current pace of $85 billion (a process known as “tapering”) beginning as early as the time of its policy meeting scheduled for September 18. A summer of mounting expectations that monetary stimulus would soon begin to wane ended with a surprising announcement following the September meeting of the FOMC that it would maintain its asset purchase program at the current pace. This decision was predicated on the recent tightening in financial conditions caused by a rise in long-term interest rates coupled with drags associated with fiscal policy, leading the FOMC to question the sustainability of growth without continued monetary accommodation. Also in its post-meeting comments, the FOMC stated that it will continue to monitor economic developments closely and will adjust the pace of purchases as it deems necessary to maintain the appropriate level of monetary policy accommodation to support a stronger economic recovery and help ensure that inflation trends to a rate consistent with the FOMC’s dual mandate. Financial markets reacted favorably as the expected commencement of tapering was delayed until at least later in the year. The yield on the 10-year US Treasury note fell 16 basis points on September 18 while equities rallied, with the Dow Jones Industrial Average up almost 1% for the day.

In the “Summary of Economic Projections” resulting from the FOMC’s September meeting, policymakers slightly lowered their forecasts for growth and the unemployment rate in 2014. Inflation expectations were also revised slightly lower despite running near historical lows. Against this backdrop, the FOMC reaffirmed its commitment to maintaining accommodative measures until the US labor market exhibits substantial improvement subject to continued price stability, noting that the Committee “anticipates that this exceptionally low range for the federal funds rate will be appropriate at least as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Economic activity expanded at a moderate pace in the second quarter of 2013, with US gross domestic product growing at an annualized rate of 2.5%. The US unemployment rate declined by 0.3% (from 7.6% to 7.3%) over the six months ended September 30, 2013. Despite this improvement, the underlying components remain weak. In particular, the employment-to-population ratio and the labor force participation rate fell to levels not witnessed since the late 1970s. The housing sector advanced. Despite higher mortgage rates, existing home sales increased 8% over the quarter, helping to buoy spending by households as well as businesses.

In Europe, policymakers faced with weak growth and acquiescent inflation maintained a bias toward easing throughout the period. Efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At a recent press conference, ECB president Mario Draghi commented that the bank is willing to employ “all available instruments” to keep interest rates from rising and hurting the nascent recovery. He further hinted the bank would consider increasing liquidity with a third round of loans under the Long-Term Refinancing Operation program. In September, the currency bloc received a crucial vote of confidence with the decisive re-election of Chancellor Angela Merkel in Germany as it was seen as an endorsement by German voters of her strong support of the euro.

In US money markets, the FOMC’s decision to delay tapering its stimulus program had little impact on short-term yields as money market flows remained stable. However, London Interbank Offered Rates (“LIBOR”) notched lower over the six months due in large part to central bank liquidity measures coupled with decreasing supply in the money market space, with three-month LIBOR decreasing 0.03% to close at 0.25% as of September 30, 2013. Yields on US Treasury bills fell during the period amid a decreasing amount of bills outstanding. The 3-month Treasury bill yield moved lower by 0.07% to close the period at 0.01%. During the month of September, with no end in sight to the looming debt-ceiling impasse, 1-month Treasury bill yields exhibited increased volatility as some liquidity investors sought to avoid Treasury bills maturing in the second half of October when the national debt was projected to breach its statutory maximum. In late September, the Federal Reserve introduced a series of daily overnight fixed-rate reverse repurchase agreements (“repos”) with a maximum bid set at $500 million per approved counterparty. Near the end of the month, as the repo market was beginning to display signs of stress for lack of collateral, the Fed increased the maximum bid to $1 billion. This new facility provided $58 billion in repo transactions.

In the short-term tax-exempt market, yields rose steadily leading up to the April 15 tax filing deadline, and declined throughout the summer months due to strong cash inflows resulting from the reinvestment of bond coupon payments and maturities. This is a typical seasonal pattern for yields during this time as increased demand for variable rate demand notes (“VRDNs”) faces a decreased-supply environment. The benchmark Securities Industry and Financial Markets Association Index, which represents the average rate on seven-day, high-quality VRDN securities (as calculated by Municipal Market Data), reached a year-to-date high of 0.23% on April 17 and ended the period at 0.07% as of September 30, 2013.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2013. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market.

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2013. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.18% as of September 30, 2013, representing only a nominal premium for the extension risk over VRDNs.

Tax-exempt money fund industry assets, although down 3.4% for the six-month period, stabilized in the third quarter at $263 billion as of September 30, 2013.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Fund Information as of September 30, 2013

BIF Government Securities Fund

BIF Government Securities Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity.

	7-Day SEC Yield	7-Day Yield
BIF Government Securities Fund	0.00%	0.00%

BIF Treasury Fund

BIF Treasury Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income.

	7-Day SEC Yield	7-Day Yield
BIF Treasury Fund	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio

BIF Government Securities Fund	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.67	$0.41	0.08%
BIF Treasury Fund	$1,000.00	$1,000.00	$0.35	$1,000.00	$1,024.72	$0.36	0.07%
[1]	For each Fund, expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Funds are feeder funds, the expense example reflects the net expenses of both the Fund and the master fund in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	5

Statements of Assets and Liabilities
September 30, 2013 (Unaudited)	BIF Government Securities Fund	BIF Treasury Fund

Assets
Investments at value — Master Government Securities LLC and Master Treasury LLC (each, a “Master LLC” or collectively, the “Master LLCs”), respectively[1]	$289,126,091	$1,294,540,720
Capital shares sold receivable	7,105,718	20,475,265
Prepaid expenses	42,328	12,617
Total assets	296,274,137	1,315,028,602

Liabilities
Capital shares redeemed payable	6,529,893	20,475,263
Contributions payable to Master LLC	575,825	2
Administration fees payable	—	12,560
Officer’s fees payable	188	331
Other accrued expenses payable	14,435	59,585
Total liabilities	7,120,341	20,547,741
Net Assets	$289,153,796	$1,294,480,861

Net Assets Consist of
Paid-in capital[2]	$289,136,380	$1,294,409,284
Undistributed net investment income	363	515
Accumulated net realized gain allocated from the Master LLC	17,053	71,062
Net Assets, $1.00 net asset value per share	$289,153,796	$1,294,480,861
[1] Investments at cost	$289,126,091	$1,294,540,720
[2] Shares outstanding, unlimited number of shares authorized, $0.01 par value	289,136,382	1,294,409,286

See Notes to Financial Statements.

6	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statements of Operations
Six Months Ended September 30, 2013 (Unaudited)	BIF Government Securities Fund	BIF Treasury Fund

Investment Income
Net investment income allocated from the applicable Master LLC:
Interest	$131,958	$476,087
Expenses	(476,494)	(1,301,609)
Fees waived	399,720	1,026,579
Total income	55,184	201,057

Fund Expenses
Administration	428,954	1,785,473
Distribution	213,506	889,321
Registration	34,911	13,164
Professional	12,047	18,894
Transfer agent	11,566	45,486
Printing	5,052	6,496
Officer	150	234
Miscellaneous	3,647	7,533
Total expenses	709,833	2,766,601
Less fees waived by administrator	(416,240)	(1,675,893)
Less distribution fees waived	(213,506)	(889,321)
Less other expenses waived and/or reimbursed by administrator	(25,232)	(933)
Total expenses after fees waived and/or reimbursed	54,855	200,454
Net investment income	329	603

Realized Gain Allocated from the applicable Master LLC
Net realized gain from investments	7,390	48,965
Net Increase in Net Assets Resulting from Operations	$7,719	$49,568

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	7

Statements of Changes in Net Assets
	BIF Government Securities Fund		BIF Treasury Fund
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Operations
Net investment income	$329	$112	$603	$557
Net realized gain	7,390	24,694	48,965	69,993
Net increase in net assets resulting from operations	7,719	24,806	49,568	70,550

Dividends and Distributions to Shareholders From
Net investment income	(61)	(112)[1]	(253)	(557)[1]
Net realized gain	—	(13,121)[1]	—	(53,337)[1]
Decrease in net assets resulting from dividends and distributions to shareholders	(61)	(13,233)	(253)	(53,894)

Capital Share Transactions
Net proceeds from sale of shares	857,901,244	1,706,890,026	1,529,599,086	4,017,699,052
Reinvestment of dividends and distributions	29	13,181	147	53,668
Cost of shares redeemed	(878,873,024)	(1,729,540,003)	(1,815,968,495)	(4,323,025,302)
Net decrease in net assets derived from capital share transactions	(20,971,751)	(22,636,796)	(286,369,262)	(305,272,582)

Net Assets
Total decrease in net assets	(20,964,093)	(22,625,223)	(286,319,947)	(305,255,926)
Beginning of period	310,117,889	332,743,112	1,580,800,808	1,886,056,734
End of period	$289,153,796	$310,117,889	$1,294,480,861	$1,580,800,808
Undistributed net investment income, end of period	$363	$95	$515	$165
[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Financial Highlights	BIF Government Securities Fund
	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0070
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0001		0.0000 [1]	0.0001
Net increase from investment operations	0.0000		0.0000		0.0000		0.0001		0.0000	0.0071
Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]		(0.0000)[2,3]		(0.0000)[2,3]		(0.0002)[3]	(0.0070)[3]
Net realized gain	—		(0.0000)[2,3]		(0.0000)[2,3]		(0.0001)[3]		(0.0000)[2,3]	—
Total dividends and distributions	(0.0000)		(0.0000)		(0.0000)		(0.0001)		(0.0002)	(0.0070)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.00%		0.01%		0.03%	0.70%

Ratios to Average Net Assets[6]
Total expenses	0.46%	[7,8]	0.50%	[7]	0.47%	[7]	0.49%	[7]	0.50%	0.63%
Total expenses after fees waived and/or reimbursed	0.08%	[7,8]	0.14%	[7]	0.07%	[7]	0.18%	[7]	0.22%	0.55%
Net investment income	0.00%	[7,8]	0.00%	[7]	0.00%	[7]	0.00%	[7]	0.00%	0.67%

Supplemental Data
Net assets, end of period (000)	$289,154		$310,118		$332,743		$208,517		$320,643	$668,476
[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.23%, 0.20%, 0.24% and 0.22%, for the period ended September 30, 2013 and the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.
[8]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	9

Financial Highlights	BIF Treasury Fund
	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0002	0.0064
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0001		0.0001	0.0001
Net increase from investment operations	0.0000		0.0000		0.0000		0.0001		0.0003	0.0065
Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]		(0.0000)[2,3]		(0.0000)[2,3]		(0.0004)[3]	(0.0064)[3]
Net realized gain	—		(0.0000)[2,3]		(0.0000)[2,3]		(0.0001)[3]		(0.0000)[2,3]	—
Total dividends and distributions	(0.0000)		(0.0000)		(0.0000)		(0.0001)		(0.0004)	(0.0064)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.00%		0.01%		0.04%	0.64%

Ratios to Average Net Assets[6]
Total expenses	0.43%	[7,8]	0.45%	[7]	0.40%	[7]	0.49%	[7]	0.53%	0.57%
Total expenses after fees waived and/or reimbursed	0.07%	[7,8]	0.10%	[7]	0.05%	[7]	0.16%	[7]	0.20%	0.50%
Net investment income	0.00%	[7,8]	0.00%	[7]	0.00%	[7]	0.00%	[7]	0.02% ‘	0.46%

Supplemental Data
Net assets, end of period (000)	$1,294,481		$1,580,801		$1,886,057		$1,625,719		$1,677,334	$4,235,341
[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.14%, 0.11%, 0.15% and 0.08%, for the period ended September 30, 2013 and the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.
[8]	Annualized.

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Financial Statements (Unaudited)	BIF Government Securities Fund and BIF Treasury Fund

1. Organization:

BIF Government Securities Fund and BIF Treasury Fund (collectively, the“Funds” or individually, a “Fund”) are registered under the InvestmentCompany Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Each Fund is organizedas a Massachusetts business trust. BIF Government Securities Fund and BIF Treasury Fund seek to achieve their investment objectives by investing all of their assets in Master Government Securities LLC and Master Treasury LLC, respectively, (collectively, the “Master LLCs” or individually, a “Master LLC”), each an affiliate of the Funds and each of which has the same investment objectives and strategies as the corresponding Fund. Each Master LLC is organized as a Delaware limited liability company. The value of each Fund’s investment in the respective Master LLC reflects the Fund’s proportionate interest in the net assets of the respective Master LLC. The performance of each Fund is directly affected by the performance of the respective Master LLC. The percentage of each Master LLC owned by the corresponding Fund at September 30, 2013 was 66.7% for BIF Government Securities Fund and 63.5% for BIF Treasury Fund. The financial statements of the Master LLCs, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Boards of Trustees of the Funds and the Boards of Directors of the Master LLCs are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds record their investment in the respective Master LLC at fair value based on each Fund’s proportionate interest in the net assets of the respective Master LLC. Valuation of securities held by the Master LLCs is discussed in Note 2 of the Master LLCs’ Notes to Financial Statements, which are included elsewhere in this report. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLCs are accounted for on a trade date basis. Each Fund records daily its proportionate share of the respective Master LLC’s income, expenses and realized gains and losses. In addition, the Funds accrue their own expenses.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. This amount, if any, is shown as income in the Statements of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, each Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s respective net assets. The Funds do not pay an investment advisory fee or investment management fee.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	11

Notes to Financial Statements (concluded)	BIF Government Securities Fund and BIF Treasury Fund

Each Fund entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon the Fund’s average daily net assets.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by administrator and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which are included in officer in the Statements of Operations.

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Master LLC Portfolio Information as of September 30, 2013	Master Government Securities LLC and Master Treasury LLC

Portfolio Composition

Master Government Securities LLC	Percent of Net Assets
US Treasury Obligations	66%
Repurchase Agreements	34
Total	100%
Master Treasury LLC	Percent of Net Assets
US Treasury Obligations	100%
Total	100%
SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	13

Schedule of Investments September 30, 2013 (Unaudited)	Master Government Securities LLC (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.02% - 0.05%, 10/03/13	$25,000	$24,999,931
0.04% - 0.10%, 10/10/13	13,000	12,999,699
0.00% - 0.09%, 10/17/13	61,000	60,998,626
0.01% - 0.02%, 11/21/13	16,000	15,999,628
0.04% - 0.08%, 11/29/13	32,000	31,997,067
0.02%, 12/12/13	15,000	14,999,493
0.09%, 1/02/14	5,000	4,998,792
0.08%, 1/09/14	5,000	4,998,843
0.07% - 0.08%, 1/16/14	25,000	24,994,975
0.07%, 1/23/14	5,000	4,998,834
0.08%, 2/06/14	5,000	4,998,656
0.04%, 3/20/14	2,630	2,629,500
0.05%, 3/27/14	10,000	9,997,651
US Treasury Notes:
0.25%, 11/30/13	6,000	6,000,990
0.25%, 1/31/14	5,000	5,001,331
1.75%, 1/31/14	3,372	3,391,317
0.25%, 2/28/14	9,000	9,003,200
0.25%, 3/31/14	5,000	5,004,853
0.25%, 4/30/14	20,950	20,963,402
1.00%, 5/15/14	3,600	3,619,270
0.25%, 5/31/14	8,000	8,007,313
0.63%, 7/15/14	4,900	4,918,719
Total US Treasury Obligations — 65.9%		285,522,090

Repurchase Agreements
Barclays Capital, Inc., 0.06%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,000,017, collateralized by a US Treasury Note, 0.88% due 4/30/17, par and fair values of $10,175,800 and $10,200,099, respectively)	10,000	10,000,000
Total Value of Barclays Capital, Inc. (collateral value of $10,200,099)		10,000,000
Citigroup Global Markets, Inc., 0.05%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,000,014, collateralized by a US Treasury Note, 1.75% due 5/15/23, par and fair values of $10,934,700 and $10,200,025, respectively)	10,000	10,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $10,200,025)		10,000,000
Deutsche Bank Securities, Inc., 0.05%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $8,000,011, collateralized by various US Treasury Securities STRIPS, 0.00% due 8/15/42–2/15/43, par and fair values of $25,392,200 and $8,160,027, respectively)	8,000	8,000,000

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc., 0.05%, 10/07/13, (Purchased on 8/30/13 to be repurchased at $10,000,528, collateralized by a US Treasury Note and various US Treasury Securities STRIPS, 0.00% - 1.38% due 11/30/15–2/15/36, par and fair values of $20,469,732 and $10,200,063, respectively) (b)	$10,000	$10,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $18,360,090)		18,000,000
Goldman Sachs & Co., 0.02%, 10/01/13, (Purchased on 9/24/13 to be repurchased at $4,600,018, collateralized by a US Treasury Note, 1.25% due 3/15/14, par and fair values of $4,664,100 and $4,692,024, respectively)	4,600	4,600,000
Goldman Sachs & Co., 0.03%, 10/07/13, (Purchased on 9/26/13 to be repurchased at $15,000,138, collateralized by a US Treasury Note, 1.25% due 3/15/14, par and fair values of $15,209,000 and $15,300,056, respectively) (b)	15,000	15,000,000
Total Value of Goldman Sachs & Co. (collateral value of $19,992,080)		19,600,000
HSBC Securities (USA), Inc., 0.02%, 10/02/13, (Purchased on 9/25/13 to be repurchased at $23,000,089, collateralized by various US Treasury Bills, 0.00% due 1/2/14–3/20/14, par and fair values of $23,465,000 and $23,462,617, respectively)	23,000	23,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $23,462,617)		23,000,000
J.P. Morgan Securities LLC, 0.04%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,000,011, collateralized by a US Treasury Note, 1.00% due 9/30/19, par and fair values of $10,650,000 and $10,200,676, respectively)	10,000	10,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $10,200,676)		10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,000,014, collateralized by a US Treasury Note, 1.00% due 5/31/18, par and fair values of $10,300,900 and $10,200,037, respectively)	10,000	10,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $10,200,037)		10,000,000

Portfolio Abbreviation

STRIPS                         Separately Traded Registered Interest and Principal of Securities

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	Master Government Securities LLC (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.07%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,235,020, collateralized by a US Treasury Note, 1.75% due 5/15/22, par and fair values of $10,962,200 and $10,439,780, respectively)	$10,235	$10,235,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $10,439,780)		10,235,000
Morgan Stanley & Co. LLC, 0.05%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,000,014, collateralized by a US Treasury Note, 2.63% due 11/15/20, par and fair values of $9,720,100 and $10,200,028, respectively)	10,000	10,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $10,200,028)		10,000,000
RBS Securities, Inc., 0.05%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $4,000,006, collateralized by a US Treasury Note, 1.50% due 8/31/18, par and fair values of $4,050,000 and $4,080,347, respectively)	4,000	4,000,000

Repurchase Agreements	Par (000)	Value
RBS Securities, Inc., 0.03%, 10/03/13, (Purchased on 9/26/13 to be repurchased at $10,490,061, collateralized by a US Treasury Note, 1.50% due 8/31/18, par and fair values of $10,625,000 and $10,704,613, respectively)	$10,490	$10,490,000
Total Value of RBS Securities, Inc. (collateral value of $14,784,960)		14,490,000
UBS Securities LLC, 0.04%, 10/01/13, (Purchased on 9/30/13 to be repurchased at $10,000,011, collateralized by a US Treasury Bill and a US Treasury Note, 0.00% - 1.75% due 12/19/13–5/15/22, par and fair values of $10,314,400 and $10,200,030, respectively)	10,000	10,000,000
Total Value of UBS Securities LLC (collateral value of $10,200,030)		10,000,000
Total Repurchase Agreements — 33.5%		145,325,000
Total Investments (Cost — $430,847,090*) — 99.4%		430,847,090
Other Assets Less Liabilities — 0.6%		2,588,177
Net Assets — 100.0%		$433,435,267

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statement.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury Obligations	—	$285,522,090	—	$285,522,090
Repurchase Agreements	—	145,325,000	—	145,325,000
Total	—	$430,847,090	—	$430,847,090

Certain of the Master LLC’s assets are held at carrying amount, which approximates fair value for financial reporting purposes. As of September 30, 2013, cash of $7,074 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended September 30, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	15

Schedule of Investments September 30, 2013 (Unaudited)	Master Treasury LLC (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.02% - 0.06%, 10/03/13	$194,000	$193,999,412
0.00% - 0.10%, 10/10/13	543,302	543,299,434
0.00% - 0.09%, 10/17/13	528,818	528,812,641
0.01% - 0.05%, 11/21/13	111,690	111,686,471
0.04% - 0.08%, 11/29/13	128,750	128,741,167
0.01% - 0.08%, 12/05/13	46,000	45,996,462
0.02%, 12/12/13	73,280	73,277,051
0.02%, 12/19/13	63,000	62,997,900
0.02%, 12/26/13	50,000	49,996,979
0.01% - 0.09%, 1/02/14	56,250	56,242,069
0.08%, 1/09/14	20,000	19,995,371
0.07% - 0.08%, 1/16/14	15,000	14,996,775
0.07%, 1/23/14	45,000	44,989,557
0.07%, 1/30/14	25,000	24,994,493
0.08%, 2/06/14	25,000	24,993,281
0.06%, 3/13/14	41,000	40,989,146

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a) (concluded):
0.03%, 3/20/14	$25,000	$24,996,734
0.05%, 3/27/14	25,000	24,994,128
US Treasury Notes:
0.25%, 11/30/13	38,195	38,207,945
0.25%, 1/31/14	16,000	16,004,258
1.75%, 1/31/14	62,000	62,355,599
0.25%, 2/28/14	24,000	24,006,958
0.25%, 4/30/14	38,000	38,029,127
1.00%, 5/15/14	14,200	14,276,011
0.25%, 5/31/14	10,000	10,009,141
0.63%, 7/15/14	10,900	10,939,294
Total Investments (Cost — $2,229,827,404*) — 109.5%		2,229,827,404
Liabilities in Excess of Other Assets — (9.5%)		(192,549,451)
Net Assets — 100.0%		$2,037,277,953

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statement.
The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury Obligations	—	$2,229,827,404	—	$2,229,827,404

Certain of the Master LLC’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, cash of $299 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended September 30, 2013.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statements of Assets and Liabilities
September 30, 2013 (Unaudited)	Master Government Securities LLC	Master Treasury LLC

Assets
Investments at value — unaffiliated[1]	$285,522,090	$2,229,827,404
Repurchase agreements, at value — unaffiliated[2]	145,325,000	—
Cash	7,074	299
Contributions receivable from investors	2,562,247	1,210,622
Interest receivable	68,070	339,172
Prepaid expenses	3,397	9,386
Total assets	433,487,878	2,231,386,883

Liabilities
Other affiliates payable	3,056	11,241
Investments purchased payable	—	193,999,131
Directors’ fees payable	651	20,110
Investment advisory fees payable	—	2,943
Other accrued expenses payable	48,904	75,505
Total liabilities	52,611	194,108,930
Net Assets	$433,435,267	$2,037,277,953

Net Assets Consist of
Investors’ capital	$433,435,267	$2,037,277,953
[1] Investments at cost — unaffiliated	$285,522,090	$2,229,827,404
[2] Repurchase agreements at cost — unaffiliated	$145,325,000	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	17

Statements of Operations
Six Months Ended September 30, 2013 (Unaudited)	Master Government Securities LLC	Master Treasury LLC

Investment Income
Interest	$211,144	$742,101

Expenses
Investment advisory	659,986	1,829,501
Professional	25,810	31,131
Accounting services	23,431	81,330
Custodian	23,014	30,708
Directors	10,610	44,609
Printing	1,059	567
Miscellaneous	8,251	9,554
Total expenses	752,161	2,027,400
Less fees waived by Manager	(631,077)	(1,598,310)
Total expenses after fees waived	121,084	429,090
Net investment income	90,060	313,011

Realized Gain
Net realized gain from investments	11,677	76,685
Net Increase in Net Assets Resulting from Operations	$101,737	$389,696

Statements of Changes in Net Assets

	Master Government Securities LLC		Master Treasury LLC
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Operations
Net investment income	$90,060	$378,509	$313,011	$926,882
Net realized gain	11,677	46,689	76,685	116,489
Net increase in net assets resulting from operations	101,737	425,198	389,696	1,043,371

Capital Transactions
Proceeds from contributions	1,825,611,529	4,413,995,582	4,711,417,023	10,935,669,633
Value of withdrawals	(1,893,776,925)	(4,656,068,634)	(5,162,839,190)	(11,594,978,915)
Net decrease in net assets derived from capital transactions	(68,165,396)	(242,073,052)	(451,422,167)	(659,309,282)

Net Assets
Total decrease in net assets	(68,063,659)	(241,647,854)	(451,032,471)	(658,265,911)
Beginning of period	501,498,926	743,146,780	2,488,310,424	3,146,576,335
End of period	$433,435,267	$501,498,926	$2,037,277,953	$2,488,310,424

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Financial Highlights	Master Government Securities LLC

	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31,
			2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.02%	[1]	0.06%	0.04%	0.13%	0.18%	1.05%

Ratios to Average Net Assets
Total expenses	0.28%	[2]	0.27%	0.27%	0.27%	0.26%	0.23%
Total expenses after fees waived and paid indirectly	0.04%	[2]	0.08%	0.03%	0.06%	0.07%	0.20%
Net investment income	0.03%	[2]	0.06%	0.04%	0.13%	0.14%	1.03%

Supplemental Data
Net assets, end of period (000)	$433,435		$501,499	$743,147	$496,689	$680,465	$1,170,448

Master Treasury LLC
	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31,
			2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.02%	[1]	0.03%	0.03%	0.08%	0.10%	0.98%

Ratios to Average Net Assets
Total expenses	0.18%	[2]	0.18%	0.17%	0.18%	0.17%	0.16%
Total expenses after fees waived and paid indirectly	0.04%	[2]	0.07%	0.02%	0.09%	0.14%	0.16%
Net investment income	0.03%	[2]	0.03%	0.03%	0.06%	0.08%	0.81%

Supplemental Data
Net assets, end of period (000)	$2,037,278		$2,488,310	$3,146,576	$2,626,224	$2,856,229	$5,718,164
[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	19

Notes to Financial Statements (Unaudited)	Master Government Securities LLC and Master Treasury LLC

1. Organization:

Master Government Securities LLC and Master Treasury LLC (collectively the “Master LLCs” or individually a “Master LLC”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and are organized as Delaware limited liability companies. Each Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master LLCs’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master LLCs:

Valuation: US GAAP defines fair value as the price the Master LLCs would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLCs’ investments are valued under the amortized cost method, which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLCs are classified as partnerships for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of that Master LLC. Therefore, no federal income tax provision is required. It is intended that each Master LLC’s assets will be managed so an investor in a Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on each Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Master LLC are charged to that Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLCs have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master LLCs may enter into repurchase agreements. In a repurchase agreement, the Master LLCs purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLCs’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLCs could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRA”) permit the Master LLCs, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master LLCs. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master LLCs receive securities as collateral with a market value in excess of the repurchase price to be received by the Master LLC upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLCs recognize a liability with respect to such excess collateral to reflect the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

20	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)	Master Government Securities LLC and Master Treasury LLC

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Master LLCs entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLCs’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master LLC. For such services, each Master LLC paid the Manager a monthly fee based on a percentage of each Master LLC’s average daily net assets at the following annual rate:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250
$500 Million — $1 Billion	0.175
Greater than $1 Billion	0.125

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses of each Master LLC to enable the feeder funds that invest in the Master LLCs to maintain minimum levels of net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager.

For the six months ended September 30, 2013, the Master LLCs reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement to Manager
Master Government Securities LLC	$ 3,803
Master Treasury LLC	$14,487

Certain officers and/or directors of the Master LLCs are officers and/or directors of BlackRock or its affiliates.

5. Market and Credit Risk:

In the normal course of business, the Master LLCs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLCs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLCs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLCs may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLCs have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLCs manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLCs to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLCs’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master LLCs.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	21

Disclosure of Investment Advisory Agreements

BIF Government Securities Fund (“Government Securities Fund”) currently invests all of its investable assets in Master Government Securities LLC (“Master Government Securities”). BIF Treasury Fund (“Treasury Fund,” and together with Government Securities Fund, the “Funds,” and each individually, a “Fund”) currently invests all of its investable assets in Master Treasury LLC (“Master Treasury,” and together with Master Government Securities, the “Master LLCs,” and each individually, a “Master LLC”). The Board of Directors of each Master LLC met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (each, an “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Master LLC’s investment advisor. The Board of Trustees of each Fund also considered the approval of the pertinent Agreement. For simplicity, (a) the Board of Directors of each Master LLC, together with the Board of Trustees of the related Fund, are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members,” and (b) the shareholders of each Fund, together with the interest holders of the related Master LLC, are referred to as “shareholders.”

Activities and Composition of the Boards

Each Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLCs or the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the relevant Master LLC or Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. Each Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to the relevant Master LLC and Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the relevant Master LLC and Fund and their shareholders. Among the matters the Boards considered, with respect to each Master LLC and/or Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master LLC’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master LLC and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master LLC’s and the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Each Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, each Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Master LLC and Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with their independent legal counsel

22	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreements (continued)

and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the relevant Master LLC and Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the relevant Master LLC and/or Fund to BlackRock; (g) sales and redemption data regarding the relevant Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of each Master LLC, including the Independent Board Members, unanimously approved the continuation of the pertinent Agreement for a one-year term ending June 30, 2014. The Board of each Fund, including the Independent Board Members, also considered the continuation of the pertinent Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreements, the Boards considered, with respect to each Fund and/or Master LLC, as applicable: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) the Fund’s costs to investors compared to the costs of its Expense Peers and the Fund’s performance compared to the relevant performance metric as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master LLC and the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, with respect to each relevant Fund and Master LLC, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master LLC and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each relevant Fund. Throughout the year, each Board compared the relevant Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Master LLC’s portfolio management team discussing the Master LLC’s performance and the Master LLC’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master LLC’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to each Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Master LLCs and the Funds. BlackRock and its affiliates provide the Master LLCs and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master LLCs and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master LLCs and the Funds. In particular, BlackRock and its affiliates provide the Master LLCs and the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master LLCs and the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	23

Disclosure of Investment Advisory Agreements (continued)

structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLCs, the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Master LLC and the corresponding Fund, as applicable. The Boards noted that each Fund’s investment results correspond directly to the investment results of the relevant Master LLC. In preparation for the April Meeting, each Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the relevant Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of the relevant Fund as compared to other funds in its applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review its methodology. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with the management of the relevant Master LLC to discuss, the performance of the Master LLC and related Fund, as applicable, throughout the year.

Each Board reviewed the pertinent Fund’s performance within the context of the low yield environment that has existed over the past few years.

The Board of Master Government Securities and Government Securities Fund noted that the Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board also noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the five-year period compared to its Lipper Performance Universe. The Board was informed that, among other things, the Master LLC’s investment parameters strongly resemble a U.S. Treasury and U.S. Treasury Repo portfolio; however, the Fund is measured against a peer universe that largely invests in other types of higher yielding agency securities that are ineligible for the Master LLC. The Master LLC has an additional guideline restriction that limits counterparty exposure. This constraint has biased the Master LLC to larger allocations in direct U.S. Treasury bill/note positions, which offer relatively lower yields.

The Board of Master Treasury and Treasury Fund noted that the Fund ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board also noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods.

The quartile standing of each Fund in its Lipper peer group takes into account the Fund’s current yield only. The Boards believe that the true performance of a money market fund can only be understood in its multi-dimensional context, accounting for not only current yield but also risk. While the Board reviews each Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of each Master LLC’s portfolio. In the Boards’ view, BlackRock’s money market funds have performed well over the one, three and five year periods given BlackRock’s emphasis on preserving capital and on balancing the quest for current yield against various measures of risk.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLCs and the Funds: The Boards, including the Independent Board Members, reviewed each Master LLC’s/Fund’s contractual management fee rate compared with the other funds in the relevant Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared each Fund’s total net operating expense ratio, as well as each Master LLC’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each relevant Master LLC and Fund. The Boards reviewed BlackRock’s profitability with respect to each pertinent Master LLC and Fund, as applicable, and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

24	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreements (concluded)

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Master LLCs and the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLCs and the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each pertinent Master LLC and Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of Master Government Securities and Government Securities Fund noted that the Master LLC’s/Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers.

The Board of Master Treasury and Treasury Fund noted that the Master LLC’s/Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers.

Each Board reviewed the relevant Master LLC’s/Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Boards also noted that each Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels. The Boards additionally noted that, to enable each Master LLC/Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to reduce each Master LLC’s/Fund’s expenses as necessary. These waivers and reimbursements may be discontinued at any time without notice.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each relevant Master LLC and Fund increase, as well as the existence of expense caps, as applicable. The Boards also considered the extent to which each Master LLC and Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Master LLC and Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master LLC. In its consideration, each Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master LLCs and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master LLCs and the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders of each Fund are able to redeem their Fund shares if they believe that the Fund’s and/or the Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of each Master LLC, including the Independent Board Members, unanimously approved the continuation of the pertinent Agreement for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of each Master LLC, including the Independent Board Members, was satisfied that the terms of the pertinent Agreement were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of each Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the related Master LLC and found the Agreement to be satisfactory. In arriving at their decision to approve the Agreements, the Boards of the Master LLCs did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLCs reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	25

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer
and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor
and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Financial Data Services, Inc.
Jacksonville, FL 32246

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

26	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Funds/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLCs’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master LLCs’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLCs use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLCs voted proxies relating to securities held in the Funds’/Master LLCs’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in either of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BIFGOVTR-9/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Treasury Fund and Master Treasury LLC

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BIF Treasury Fund and Master Treasury LLC

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BIF Treasury Fund and Master Treasury LLC

Date: December 3, 2013

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BIF Treasury Fund and Master Treasury LLC

Date: December 3, 2013

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